Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Scott A. Gerard, the Chief Financial Officer of Silvercrest Asset Management Group Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•

The Quarterly Report on Form 10-Q of the Company for the three and nine months ended September 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

•	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Scott A. Gerard
Scott A. Gerard
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: November 5, 2020

The foregoing certification is being furnished to the Securities and Exchange Commission as part of the accompanying report on Form 10-Q. A signed original of this statement has been provided to Silvercrest Asset Management Group Inc. and will be retained by Silvercrest Asset Management Group Inc. and furnished to the Securities and Exchange Commission or its staff upon request.